UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2021 (April 14, 2021)

agilon health, inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40332	37-1915147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center, Suite 2000 Long Beach, California		90831
(Address of principal executive offices)		(Zip Code)

(562) 256-3800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AGL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 14, 2021, agilon health, inc. (the “Company”) priced the initial public offering (“IPO”) of its common stock, par value $0.01 per share (the “Common Stock”), at an offering price of $23.00 per share, pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-254435) (the “Registration Statement”). On April 15, 2021, the underwriters exercised their option to purchase an additional 6,990,000 shares of Common Stock. On April 19, 2021, the Company’s sale of an aggregate of 53,590,000 shares of Common Stock was completed.

In connection with the completion of the IPO, the Company also entered into the following agreements previously filed as exhibits to the Registration Statement:

•

a Registration Rights Agreement, dated as of April 16, 2021, by and among the Company and CD&R Vector Holdings, L.P., a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein;

•	a Stockholders Agreement, dated as of April 16, 2021, by and among the Company and CD&R Vector Holdings, L.P., a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement as described therein.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the completion of the IPO, the Consulting Agreement with Clayton, Dubilier & Rice LLC was terminated pursuant to the Termination Agreement, dated as of April 16, 2021, by and between Agilon Health Holdings, Inc., Primary Provider Management Co., Inc. and Clayton, Dubilier & Rice, LLC, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein. The terms of the agreement are substantially the same as the terms set forth in the form of such agreement filed as an exhibit to the Registration Statement as described therein.

Item 3.03. Material Modifications to Rights of Security Holdings.

The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 16, 2021, in connection with the IPO, the Company amended and restated its certificate of incorporation and the Company’s Amended and Restated By-laws became effective, as previously reported in the Registration Statement. The descriptions and forms of the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

The Company’s Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and incorporated herein by reference, and the Company’s Amended and Restated By-laws are filed as Exhibit 3.2 hereto and incorporated by reference herein.

Item 8.01. Other Events.

On April 19, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of agilon health, inc.

3.2	Amended and Restated By-laws of agilon health, inc.

10.1	Registration Rights Agreement, by and among agilon health, inc. and CD&R Vector Holdings, L.P., dated as of April 16, 2021.

10.2	Stockholders Agreement, by and among agilon health, inc. and CD&R Vector Holdings, L.P., dated as of April 16, 2021.

10.3	Termination Agreement, by and between Agilon Health Holdings, Inc., Primary Provider Management Co., Inc. and Clayton, Dubilier & Rice, LLC, dated as of April 16, 2021.

99.1	Press Release dated April 19, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILON HEALTH, INC.

By:	/s/ Theodore Halkias
Theodore Halkias Chief Business Officer

Date: April 19, 2021